Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 7:	COMMITMENTS AND CONTINGENCIES

a.	Cyren Ltd., which was incorporated in Israel, partially financed its research and development expenditures under programs sponsored by the Israel Innovation Authority (“IIA”) for the support of certain research and development activities conducted in Israel.

In connection with specific research and development, the Company received $3,470 of participation payments from the IIA through December 31, 2017. In return for the IIA’s participation in this program, the Company is committed to pay royalties at a rate of 3.5% of the program’s developed product sales, up to 100% of the amount of grants received plus interest at annual LIBOR rate. The Company’s total commitment for royalties payable with respect to future sales, based on IIA participations received, net of royalties paid or accrued, totaled $2,734 and $2,150 as of December 31, 2017 and 2016, respectively. For the years ended December 31, 2017, 2016 and 2015, $144, $156 and $128, respectively, were recorded as cost of revenues with respect to royalties due to the IIA.

b.	Operating leases:

Certain facilities of the Company are rented under non-cancellable operating lease agreements, which expire on various dates, the latest of which is in 2026.

Facilities rent expenses for 2017, 2016 and 2015 were $2,004, $1,090 and $978, respectively.

Annual minimum future lease payments due under the above agreements (and motor vehicle leases, which expire in 2020), at the exchange rate in effect on December 31, 2017, are as follows:

2018	$1,366
2019	1,128
2020	960
2021	935
2022	914
2023 and thereafter	946

$6,249

c.	Litigations:

i.

Between 2014 and 2015 the Company entered into arbitral proceedings with the former shareholders of eleven GmbH regarding an escrow account and the earn-out consideration related to the purchase agreement of former eleven. With respect to these claims, on March 9, 2017, the arbitrational panel provided their ruling in which it accepted the claims submitted by the former eleven shareholders with respect to the escrow amount and the 2013 earn-out liability. The arbitrational panel also ruled that Cyren pay legal expenses in the amount of €574 thousand (out of which €113 thousand had been previously deposited) and interest on the claimed amounts, which up to December 31, 2016, amounted to €171 thousand. The 2014 and 2015 earn-out amounts, which have already been recognized within the earn-out consideration on the Company’s balance sheet as of December 31, 2015, in the amount of €1,374 thousand, may be payable on the same basis as set forth in the arbitral ruling. The additional liability arising from the legal fees and interest was recognized and presented within the earn-out consideration on the Company’s balance sheet and the respective expenses were reflected for the year ending December 31, 2016, in the consolidated statements of operations under adjustment to earn-out consideration.

The escrow account has been released to the former shareholders. The arbitrational award related to the 2013 earn-out consideration has not been declared enforceable by the applicable courts in Germany. Therefore the Company has not paid the award as of December 31, 2017 and subsequently through the date of these financial statements. The former shareholders have commenced legal proceedings before the applicable court in Germany in order to enforce the award and have served this motion on the Company on April 16, 2018. The court is awaiting the Company’s response to the motion. At this stage, it is unlikely that the award will not be enforced. The Company believes a portion of the liability may be paid during 2018, but cannot estimate the timing and the amounts that will be paid.

On December 22, 2017, the Company commenced legal proceedings against the German law firm that advised the Company on the purchase agreement of the former eleven, asserting that the law firm provided deficient legal advice which has resulted in an over payment of the earn-out consideration to the former shareholders of eleven, as awarded by the arbitrational panel, and any future amounts that may be enforced relating to the 2014 and 2015 earn-out amounts. The Company cannot estimate the outcome of these proceedings at these early stages.

ii.	On June 28, 2017 a vendor filed a Statement of Claim in the Tel Aviv District Court (the “SOC”). According to the vendor’s SOC, the Company entered into an agreement with the vendor for receipt of services, based on a database developed by the vendor. In September 2015, the Company terminated the agreement with the vendor, effective as of December 31, 2015. The vendor claims that the Company continues to make use of the vendor’s database post termination thus breaching the agreement, infringing on the vendor’s rights and commercial secrets, and being unjustly enriched.

The vendor is claiming license fees of approximately $3,150 and an injunction relief ordering the Company and/or its customers to delete any remaining data and to cease from utilizing such data.

The Company denies all claims and has filed a Statement of Defense on November 15, 2017. Pretrial was scheduled for May 15, 2018. In accordance with the court’s recommendation from November 28, 2017, the parties agreed to examine a non-binding mediation process and have appointed a mediator. At this early stage, the Company is unable to make any estimations as to the outcome of this litigation.